                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                        SUPPLEMENT DATED APRIL 3, 2001
             TO PROSPECTUSES DATED MAY 1, 2000, NOVEMBER 13, 2000
                                AND MAY 1, 1998

This Supplement describes certain changes to your variable life insurance policy (the "Policy") issued by New England Life Insurance Company (the "Company").

On April 27, 2001, the Company will substitute Class A shares of the MetLife Stock Index Portfolio (the "New Portfolio") of the Metropolitan Series Fund, Inc. for shares of the Westpeak Stock Index Series (the "Old Portfolio") of the New England Zenith Fund held by sub-accounts of New England Variable Life Separate Account. The effect of the share substitution will be to replace the Old Portfolio with the New Portfolio as an investment option under the Policy, without charge to Policyholders.

THE NEW PORTFOLIO--OVERVIEW
---------------------------

INVESTMENT OBJECTIVE. The New Portfolio seeks to equal the performance of the S&P 500 Index. There is no assurance that the New Portfolio will achieve its stated objective.

OPERATING EXPENSES. The following is annual expense information (as a percentage of average net assets) for the New Portfolio for the year ended December 31, 2000.

                                                                  MetLife Stock
                                                                 Index Portfolio
                                                                 ---------------
Management Fees.................................................      0.25%
Other Expenses..................................................      0.03%
                                                                      -----
  Total Annual Expenses.........................................      0.28%

THE SUBSTITUTION
----------------

This Supplement is being sent to inform you that the substitution will be carried out, and that from January 22, 2001 until 65 days following the date the substitution is carried out, you may make a transfer of cash value from the sub-account corresponding to the Old Portfolio (before the substitution) and a transfer of cash value from the sub-account corresponding to the New Portfolio (after the substitution) to any other sub-account without charge and without those transfers counting toward the number of transfers permitted without charge under the Policy. Also, the Company will not exercise any rights reserved under the Policy to impose restrictions on transfers for a period of at least 65 days following the substitution.

Additional information about the New Portfolio, including its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in the enclosed Prospectus for the New Portfolio. This prospectus should be read carefully before investing.

This Supplement should be retained with your Policy Prospectus for future reference.

VL-160-01